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                         Presentation to Investors


                         [Stewart & Stevenson Logo]


                                April 2002


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[Stewart & Stevenson Logo]                            FORWARD LOOKING STATEMENTS


Statements Contained in This Presentation Which Are Not Historical Facts Could Be Considered Forward-looking Statements. Such Forward-looking Statements Are Made Pursuant to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. Actual Results May Differ Materially From Anticipated Results. Forward-looking Statements Involve Risks and Uncertainties Including the Effects of Government Budgets and Requirements, Economic Conditions, Competitive Environment and Timing of Awards and Contracts, in Addition to Other Factors Described in the Company's Filings With the Securities and Exchange Commission Including the Most Recent 10-K.

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[Stewart & Stevenson Logo]                                     CORPORATE PROFILE

Stewart & Stevenson is a Global System Integrator and Aftermarket Support Organization for Energy Conversion and Utilization Systems in Niche and Environmentally Challenging Applications.

Competitive Advantage is Achieved Through Speed, Application Skills, Customer Relationships and Superior Service Utilizing Enabling Technology Provided by Partners Who Have Scale.

-  Manufacturer, Distributor & Provider of
   Service for Engine-Driven Equipment
-  Headquarters in Houston, Texas
-  $1.33 Billion U.S. Dollars Sales FY2001
-  4100+ Employees...1000+ Service Techs &
   200+ Engineering Positions
-  Publicly Traded on NASDAQ (SSSS)

                                                   [Picture of Corporate Office]
                                                         Corporate Office
                                                          Houston, Texas


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[Stewart & Stevenson Logo]     SALES MIX FOR FISCAL YEAR 2001 ($MM)

    [Pie Chart]

Power Products (44%) - 587
S&S Tug (6%) - 81
Other (2%) - 23
Petroleum Equipment (7%) - 91
Tactical Vehicle Systems (32%) - 432
Distributed Energy Solutions (9%) - 116

                                    $1.33 BILLION TOTAL SALES

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[Stewart & Stevenson Logo]                                        POWER PRODUCTS

                                                                [Pie Chart]

Equipment, Parts, Rental, Service Solutions          $587MM Sales FY2001
- 5 Geographical Regions
   - Gulf Coast, South Texas, Central Texas,             Industrial
     Western, Latin America                                $332MM
- 43 Service Locations                                                On-Highway
- 1000+ Service Techs                                                   $124MM
- Industrial & Agricultural Packaged Products             Marine
- Marine Systems Integration                              $96MM
- Significant Class 8 and Specialty Vehicle Engine,
  Transmission, and Truck Parts & Service Business                  Agriculture,
                                                                    Municipal, &
                                                                       Other
                                                                       $35MM

                         PARTS & SERVICE SALES 60% OF TOTAL

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[Stewart & Stevenson Logo]                                        POWER PRODUCTS


    MARINE           [mtu Logo]      [Detroit Diesel Logo]       ON HIGHWAY
 - Propulsion                                                    TRUCK & BUS
 - Ships Power                                                   - Parts
 - Service                                                       - Service
 - Parts                     INDUSTRIAL, UTILITIES,              - Refrigeration
                                  COMMERCIAL                     - Engines
                             - Power Gen                         - Transmissions
                             - Forklifts
 [Electro-Motive Logo]       - Off Hwy Vehicle    [Hyster Logo]
                             - Air Compression
 [Mercury Logo]              - Engines                        [Thermo King Logo]
                             - Gas Compression
 [Waukesha Logo]             - Pumps              [Allison Transmission Logo]
                             - RailKing
                             - Service                        [Tug Logo]
                             - Parts
                             - Rentals
                                                             AIRPORTS, RAILWAY,
                                                                  HIGHWAY
                                                              - RailKing
                                                              - Snowblower
                                                              - Wheelchair Lifts
                                                              - Service
     AGRICULTURE                  [Stewart & Stevenson Logo]
 - Irrigation Systems
 - Engine-Pumps
 - Engine-Generators
 - Parts
 - Service              [Deutz Logo]        [Auragen Logo]
 - Rentals

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[Stewart & Stevenson Logo]                           POWER PRODUCTS APPLICATIONS


[Pictures of motors and what they are used for]


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[Stewart & Stevenson Logo]                              POWER PRODUCTS LOCATIONS


                                      [Map]

* Venezuela
* Colombia
* Argentina

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[Stewart & Stevenson Logo]                          DISTRIBUTED ENERGY SOLUTIONS


[Pictures of plants used for distribution]


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[Stewart & Stevenson Logo]                              TACTICAL VEHICLE SYSTEMS

                                                          $432MM Sales FY2001

-    Sole Source Provider of 2 1/2-Ton &
     5-Ton Family of Medium Tactical
     Vehicles (FMTV) to US Army Since 1991

-    Fourteen Vehicle Variants with 85%
     Component Commonality

-    Approx. 16,000 Vehicles Replaced; Another 68,000 Opportunity

-    Facility in Sealy, Texas, Producing 2000+ Trucks & Trailers Annually

-    Growing Aftermarket Support Infrastructure With Facilities in
     Military Locations

-    E-Commerce Business for Repair Parts and Component Repair Services

-    Technology Focus on Hybrid Electric, Suspension and Braking,
     On-Vehicle Electronics and Diagnostics

-    US Government R&D Program Funding Adds to Technology Base

-    Lean Manufacturing and Innovative Supplier Partnering



            Positioning to Win Next Multi-Year Award Expected FY2003


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[Stewart & Stevenson Logo]                                     S&S TUG (AIRLINE)

                                                             $81MM Sales FY2001


-    Manufacturer and Service Provider of Full
     Range of Aircraft Ground Support Systems:
     -   Baggage & Push Back Tractors
     -   Ground Power
     -   Belt Loaders
     -   Air Starts
     -   Air Conditioners

- Manufacturer, Re-manufacturer, and Service Provider for Specialty Material Handling Applications:
     -   Rail Car Spotters
     -   Industrial Material Handling
     -   Snowblowers

-    Facilities in Atlanta, GA

-    Service Facilities on Airport Properties

-    Technology Focus...Emissions, Electric Propulsion, Drive Train Systems

- Market Growth Through Electric Products, Regional Airlines, and Specialty Material Handling




           Global Market Participant With Strong Customer Relationships


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[Stewart & Stevenson Logo]                                   PETROLEUM EQUIPMENT

                                                            $91MM Sales FY2001

-    Equipment and Service Solutions for
     Land and Offshore Oil & Gas Applications
     -   Coil Tubing Systems
     -   Fracturing Systems
     -   Acidizing Systems
     -   Remanufacturing

-    Global Business With Locations in Houston, Hong Kong, Beijing, Moscow

-    Technology Focus on Coil Tubing Systems, Electronic Controls,
     Engine Application

-    New Proprietary Product Introduction and Service Growth Focus




                Unique Engineering Solutions in Global Markets


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                           [STEWART & STEVENSON LOGO]










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[Stewart & Stevenson Logo]                                             EPS MODEL

                                   -  Receivables
                                   -  Inventory


                                   Balance Sheet

-  New Products                      Earnings                  -  Supply
-  Acquisitions                        Per                     -  ERP/JDEdwards
-  Service                            Share

                         Growth                   Margin Rate





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[Stewart & Stevenson Logo]                                      FIVE INITIATIVES



Leadership                                             Working
                                                       Capital
                                     Growth

                                                                Information
                                                                Management

Supply Chain




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[Stewart & Stevenson Logo]                                            LEADERSHIP

                                   President/CEO

Power               Wheeled           Dist. Energy     Petroleum
Products            Vehicles          Solutions        Equipment        CFO

           South               TVS                                    Legal
           Texas

          Central              Tug                                     M&A
          Region            (Airline)

           Gulf                                                       Quality
          Region

           West                                                         Bus.
          Region    / /  Now in Position Last 3 Years                  Prac.

          de las                                                        HR
            Am.
                                                                     Marketing


                    8 of 10 Board Members Added in Last 3 Years



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[Stewart & Stevenson Logo]                                 WORKING CAPITAL ($MM)

              Cash & Equivalents                     Debt



                                   [GRAPHS]




            $200MM+ Improvement...Improved Earnings Performance... Government Settlements... Asset Sale...Inventory Reductions




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[Stewart & Stevenson Logo]

                                 SUPPLY CHAIN

                                                                Developing
 Established                                 Conducting         Procurement
 Supply Chain            Engaged          Symposiums With       Programs...
 Management            Procurement        Suppliers, 4000       373 Contracts
   Team                  Experts          Attend Meetings          Awarded




                          Shift to Business Level Focus in FY2002




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[Stewart & Stevenson Logo]                                INFORMATION MANAGEMENT

                                                         Web Based Computing
                                                          Expand Automation

                                                                      E-Business
                                                                   E-Procurement
                                                                         SRM/PRM
                                                                      E-Learning
                                                                             CRM
                                                                             APS
                                                                       Analytics


                     Current Status

                                  Application Centralization:
                                         Begin Automation

                                                JDE: Accounting
                                                  Manufacturing
                                                        Payroll
                                                   Distribution
                                                Labor/Inventory
                                                       Bar Code
                                                        P-Cards
                                                        Laptops


            Infrastructure Centralization

                                     Email
                           Internet Access
                                   Website
                                    TCP/IP
                     Integrated Data/Voice
                           Pro-Engineering


Legacy Systems De-Centralized

                Green Screen
                      HP3000
                   E-3 Parts
                    Planning
                    Cullinet
                  GL/Payroll
                      Novell

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[Stewart & Stevenson Logo]                                            EPS GROWTH


- Service Business...200+ Service Techs Added in Last 2 Years,
  Service Sales Up 19% During Fiscal 2001

- Since 1999 Added California
  Thermo King, Pharr, El Paso, Pueblo,
  Gillette, Waco, Redding, Stockton,
  Valencia, Colombia Free
  Trade Zone, and a New $10MM
  Facility in Dallas


                                           [Picture of new Dallas branch office]


- MerCruiser, AuraGen Added...Deutz Franchise in Venezuela

- Options on U.S. Army Contracts and Growing
  Contractor Logistic Support Business...Acquired er-L

- Strategic Acquisitions...$80MM in Cash, $150MM
  Unused Credit Facilities




                        Targeting Double Digit Sales and EPS Growth


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                                        Financial





                                [Stewart & Stevenson Logo]





                                         Results












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[Stewart & Stevenson Logo]              QUARTERLY PERFORMANCE TRENDS-SALES ($MM)









                                    [Graph]








         Recent Top Line Impact From Soft Power Generation Market and
               Fall-out From the September 11 Terrorist Attacks










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[Stewart & Stevenson Logo]                    QUARTERLY PERFORMANCE TRENDS ($MM)


NET EARNINGS - CONTINUING OPERATIONS








                                  [Graph]









            4Q01 Earnings Reduced From Lower Sales Volume and
                          Higher Operating Costs




*Excluding Extraordinary Items                                                23




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[Stewart & Stevenson Logo]                            CORPORATE TOTAL DEBT ($MM)






                                      [GRAPH]







                   ... Total Debt Decreased to $60 Million





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[Stewart & Stevenson Logo]                    CORPORATE CASH & EQUIVALENTS ($MM)











                                    [GRAPH]













              ... And Cash and Equivalents Exceed $80 Million





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[Stewart & Stevenson Logo]                                      OUTLOOK FOR 2002



                                           Sales
                                           Volume          Operating Margin*
                                          --------         -----------------
Power Products                            [ARROWS]             Improving

Distributed Energy Solutions              [ARROWS]             Improving

Tactical Vehicles Systems                 [ARROWS]            Down Slightly
                                                              (ReBuy Costs)

Petroleum Equipment                       [ARROWS]             Improving

S&S Tug (Airline)                         [ARROWS]             Improving

   Total                                  [ARROWS]             Improving




          2002 Earnings Growth Expected From Improved Cost Management

*Normalized to Exclude Special Items Recorded in Fiscal 2001                  26

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[Stewart & Stevenson Logo]                                               SUMMARY


- Continue to Implement the 5 Initiatives

- Win U.S. Army ReBuy-2 at TVS

- Grow Service in All Business Units

- Re-establish Prominent Market Position in Power Generation

- Increase Margin Rates in Power Products, Distributed
  Energy Solutions, S&S Tug, and Petroleum Equipment

- Launch New Products at S&S Tug and PED

- Utilize Information Management for Improved
  Customer Service, Lower Costs, and E-Commerce



      Identify & Complete Synergistic Acquisition to Grow Shareholder Value


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                             [Stewart & Stevenson Logo]



                                     Thank You!













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